UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2017

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On May 25, 2017, Targa Resources Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), providing for the offer and sale in an underwritten public offering (the “Equity Offering”) of 17,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $46.10 per share of Common Stock. Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 30-day option (the “Option”) to purchase up to an additional 2,550,000 shares of Common Stock (representing 15% of the number of shares of Common Stock offered to the public) on the same terms as the Common Stock sold by the Company.

The Equity Offering is expected to close on June 1, 2017. The Common Stock to be sold pursuant to the Underwriting Agreement was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-211522).

In the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates for which they have received or will receive customary fees and expenses. The Underwriter and its affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of business. Additionally, an affiliate of the Underwriter is a lender under the Company’s credit facility and the credit facility of its subsidiary, Targa Resources Partners LP, and, accordingly, such affiliate may receive a portion of the net proceeds from the Equity Offering to the extent such proceeds are used for the repayment of borrowings under such facilities.

Item 7.01	Regulation FD Disclosure

On May 25, 2017, the Company issued a press release announcing the pricing of the Common Stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of May 25, 2017 by and between Targa Resources Corp. and the Underwriter.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Stock.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release dated May 25, 2017, announcing the pricing of the Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 30, 2017	By:	/s/ Chris M. McEwan
	Name:	Chris M. McEwan
	Title:	Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of May 25, 2017 by and between Targa Resources Corp. and the Underwriter.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Stock.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release dated May 25, 2017, announcing the pricing of the Common Stock.

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